Exhibit 10.1

Dated 10 March 2021

Royal Caribbean Cruises Ltd.	(1)
(the Borrower)

KfW IPEX-Bank GmbH	(2)
(the Facility Agent)

KfW IPEX-Bank GmbH	(3)
(the Hermes Agent)

The banks and financial institutions listed in Schedule 1	(4)
(the Mandated Lead Arrangers)

The banks and financial institutions listed in Schedule 1	(5)
(the Lenders)

Amendment No. 6 in connection with
the Credit Agreement in respect of
"ODYSSEY OF THE SEAS" – Hull S-713

Contents

Clause		Page
1	Interpretation and definitions	1
2	Amendment of the Existing Credit Agreement	2
3	Conditions of effectiveness of Amended Credit Agreement	3
4	Representations and Warranties	4
5	Incorporation of Terms	5
6	Fees, Costs and Expenses	5
7	Counterparts	6
8	Governing Law	6
Schedule 1 Finance Parties		7
Schedule 2 Form of Amendment Effective Date confirmation – Hull S-713		9
Schedule 3 Amendments to the Credit Agreement		10
Schedule 4 Form of Guarantor Confirmation Certificate		12
Schedule 5 Exhibit N – Repayment Schedules		14

THIS AMENDMENT NO. 6 (this Amendment) is dated 10 March 2021 and made BETWEEN:

(1)	Royal Caribbean Cruises Ltd. (a corporation organised and existing under the laws of the Republic of Liberia) (the Borrower);

(2)	KfW IPEX-Bank GmbH as facility agent (the Facility Agent);

(3)	KfW IPEX-Bank GmbH as Hermes agent (the Hermes Agent);

(4)	The banks and financial institutions listed in Schedule 1 as mandated lead arrangers (the Mandated Lead Arrangers); and

(5)	The banks and financial institutions listed in Schedule 1 as lenders (the Lenders).

WHEREAS:

(A)	The Borrower, the Facility Agent, the Hermes Agent, the Mandated Lead Arrangers and the Lenders are parties to a credit agreement, dated as of 13 November 2015, as amended on 7 September 2016, as further amended and restated on 3 July 2018, as further amended on 30 April 2020, and as further amended by a financial covenant waiver extension consent letter dated 28 July 2020, as further amended and restated on 21 December 2020 and as further amended and restated on 18 February 2021 (together, the Existing Credit Agreement), in respect of the vessel with builders hull no. S-713 (to be named “ODYSSEY OF THE SEAS”) (the Vessel) whereby it was agreed that the Lenders would make available to the Borrower, upon the terms and conditions therein, a US dollar loan facility (the Facility) calculated on the amount equal to the sum of (a) up to eighty per cent (80%) of the Contract Price of the Vessel but which Contract Price will not exceed EUR948,850,000 and (b) up to 100% of the Hermes Fee (as each such term is defined in the Existing Credit Agreement).

(B)	The Borrower and the Builder have, on December 1, 2020, entered into an addendum to the Construction Contract pursuant to which, amongst other things, the Builder and the Borrower agreed an increase in certain elements of the Contract Price.

(C)	The Borrower has delivered to the Facility Agent a Floating Rate Election Notice dated 12 January 2021 electing to pay interest on the Loan at the Floating Rate.

(D)	In connection with the arrangements referred to in Recital (B) above, the Parties wish to amend the Existing Credit Agreement to the extent set out in this Amendment including, amongst other things, by increasing the Facility by 80% of the amount of the increased cost of the Vessel and 100% of the Additional Hermes Fee (as such term is defined in the Amended Credit Agreement).

NOW IT IS AGREED as follows:

1	Interpretation and definitions

1.1	Definitions in the Existing Credit Agreement

(a)	Unless the context otherwise requires or unless otherwise defined in this Amendment, words and expressions defined in the Existing Credit Agreement shall have the same meanings when used in this Amendment.

(b)	The principles of construction set out in the Existing Credit Agreement shall have effect as if set out in this Amendment.

1.2	Definitions

In this Amendment:

Amended Credit Agreement means the Existing Credit Agreement as amended in accordance with this Amendment.

Amendment Effective Date has the meaning set forth in clause 3.

Fee Letter means any letter between the Facility Agent and the Borrower setting out the fees payable in connection with this Amendment.

Finance Parties means the Facility Agent, the Hermes Agent, the Mandated Lead Arrangers and the Lenders.

Party means each of the parties to this Amendment.

Refinancing Bank means KfW in its capacity as refinancing bank under each Option A Refinancing Agreement.

1.3	Third party rights

Other than KfW in respect of the rights of KfW under the Loan Documents, unless expressly provided to the contrary in a Loan Document, no term of this Amendment is enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

1.4	Designation

Each of the Parties designates this Amendment as a Loan Document.

2	Amendment of the Existing Credit Agreement

In consideration of the mutual covenants in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree that, subject to the satisfaction of the conditions precedent set forth in clause 3:

(a)	the Maximum Loan Amount shall be increased by an amount of EUR 55,989,000.00 and, in connection with this increase, certain of the Lenders agree to increase their Commitments by the respective amounts set out in Schedule 1 and accordingly, on the Amendment Effective Date, the Total Commitments of the Lenders shall be as set out in Schedule 1; and

(b)	to reflect the arrangements set out in (a) above, the Existing Credit Agreement is hereby amended on the Amendment Effective Date in accordance with the amendments set out in Schedule 3 and which Existing Credit Agreement will continue to be binding upon each of the Parties hereto in accordance with its terms as so amended.

3	Conditions of effectiveness of Amended Credit Agreement

3.1	The amendments to the Amended Credit Agreement shall become effective in accordance with the terms of this Amendment on the date (the Amendment Effective Date) upon which each of the following conditions has been satisfied to the reasonable satisfaction of the Facility Agent:

(a)	the Facility Agent shall have received from the Borrower:

(i)	a certificate of its Secretary or Assistant Secretary as to the incumbency and signatures of those of its officers authorised to act with respect to this Amendment and as to the truth and completeness of the attached resolutions of its Board of Directors then in full force and effect authorising the execution, delivery and performance of this Amendment, and upon which certificate the Lenders may conclusively rely until the Facility Agent shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower cancelling or amending such prior certificate; and

(ii)	a Certificate of Good Standing issued by the relevant Liberian authorities in respect of the Borrower;

(b)	the Facility Agent shall have received from each Guarantor a certificate (substantially in the form set out in Schedule 4), signed by a duly authorised officer of that Guarantor:

(i)	confirming that:

(A)	the relevant Guarantor acknowledges the amendments to the Existing Credit Agreement contained in this Amendment;

(B)	the relevant Guarantee and each other Loan Document to which that Guarantor is a party shall remain and continue in full force and effect notwithstanding the amendment of the Existing Credit Agreement pursuant to this Amendment;

(C)	the relevant Guarantee shall extend to any new obligations assumed by the Borrower under the Amended Credit Agreement as amended pursuant to this Amendment; and

(D)	continuing to guarantee the amended obligations of the Borrower does not cause any borrowing, guaranteeing or similar limit binding on the relevant Guarantor to be exceeded; and

(ii)	evidencing the authority of the relevant officer to execute that certificate and to provide the confirmations referred to in paragraph (i) above,

together with such evidence from legal counsel to the Facility Agent as the Lenders may require as to the continued effectiveness of the Guarantees;

(c)	the Facility Agent shall have received a duly executed copy of each Fee Letter;

(d)	the Facility Agent shall have received evidence that all invoiced expenses of the Facility Agent (including the agreed fees and expenses of counsel to the Facility Agent) required to be paid by the Borrower pursuant to clause 6 below, and all other documented fees and expenses that the Borrower has otherwise agreed in writing to pay to the Facility Agent, have been paid or will be paid promptly upon being demanded;

(e)	the Facility Agent shall have received opinions, addressed to the Facility Agent (and capable of being relied upon by each Lender) from:

(i)	Watson Farley & Williams LLP, counsel to the Borrower, as to matters of Liberian law (and being issued in substantially the same form as the corresponding Liberian legal opinion issued in connection with Amendment Number Four); and

(ii)	Norton Rose Fulbright LLP, counsel to the Facility Agent as to matters of English law (and being issued in substantially the same form as the corresponding English legal opinion issued in connection with previous amendments to the Credit Agreement), or, where applicable, a written approval in principle (which can be given by email) by either of the above counsel of the arrangements contemplated by this Amendment and a confirmation that a formal opinion will follow promptly after the Amendment Effective Date;

(f)	the representations and warranties set out in clause 4 are true and correct in all material respects (except for such representations and warranties that are qualified by materiality or non-existence of a Material Adverse Effect (which shall be accurate in all respects)) as of the Amendment Effective Date;

(g)	no Event of Default or Prepayment Event shall have occurred and be continuing or would result from the amendment of the Existing Credit Agreement pursuant to this Amendment;

(h)	the Borrower shall, as required pursuant to clause 5, have provided a letter to the Facility Agent which confirms that RCL Cruises Ltd. has accepted its appointment as process agent in respect of this Amendment;

(i)	the Refinancing Bank has confirmed to the Facility Agent that all relevant Lenders have executed respective amendments to their Option A Refinancing Agreements required in connection with the arrangements contemplated by this Amendment; and

(j)	the Facility Agent shall have received from Hermes an approval in principle that the Hermes Insurance Policy will be amended in respect of, and shall cover, the Increased Loan Amount (as defined in the Amended Credit Agreement).

3.2	The Facility Agent shall notify the Lenders and the Borrower of the Amendment Effective Date by way of a confirmation in the form set out in Schedule 2 and such confirmation shall be conclusive and binding.

4	Representations and Warranties

Each of the representations and warranties in:

(a)	Article VI of the Amended Credit Agreement (excluding Section 6.10 of the Amended Credit Agreement); and

(b)

clause 4(b) of Amendment Number Five,

are deemed to be made by the Borrower on the date of this Amendment and the Amendment Effective Date, in each case as if reference to the Loan Documents in each such representation and warranty was a reference to this Amendment, each officer certificate referred in clause 3.1(b), and as if the Amended Credit Agreement was effective at the time of each such repetition.

5	Incorporation of Terms

The provisions of Section 11.2 (Notices), Section 11.6 (Severability) and Subsections 11.14.2 (Jurisdiction), 11.14.3 (Alternative Jurisdiction) and 11.14.4 (Service of Process) of the Existing Credit Agreement shall be incorporated into this Amendment as if set out in full in this Amendment and as if references in those sections to “this Agreement” were references to this Amendment and references to each Party are references to each Party to this Amendment.

6	Fees, Costs and Expenses

6.1	The Borrower shall pay to the Facility Agent (for its own account and for the account of the Lenders (as applicable)) the fees in the amounts and at the times agreed in the Fee Letters.

6.2	The Borrower shall also pay to the Facility Agent (for the account of the Refinancing Bank) a non-refundable refinancing fee in an amount of €1,000 per Option A Refinancing Agreement to which the Refinancing Bank is a party.

6.3	The payment of the above fees shall be made free and clear of any deduction, restriction or withholding and in immediately available freely transferable cleared funds to such account(s) as the Facility Agent shall notify the Borrower of in advance or, where applicable, in the relevant Fee Letter.

6.4	The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of:

(a)	the Facility Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the documents to be delivered hereunder or thereunder; and

(b)	the Refinancing Bank and any Lender in connection with the preparation, execution, delivery and administration, modification and amendment of any Option A Refinancing Agreement and any security or other documents executed or to be executed and delivered as a consequence of the parties entering into this Amendment and any other documents to be delivered under this Amendment,

(including the reasonable and documented fees and expenses of counsel for the Facility Agent and the Refinancing Bank with respect hereto and thereto as agreed with the Facility Agent and the Refinancing Bank) in accordance with the terms of Section 11.3 (Payment of Costs and Expenses) of the Existing Credit Agreement and as if references in that section to the Facility Agent are references to the Facility Agent and the Refinancing Bank.

7	Counterparts

This Amendment may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument. The Parties acknowledge and agree that they may execute this Amendment and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Amendment, and evidencing the Parties’ intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

8	Governing Law

This Amendment, and all non-contractual obligations arising in connection with it, shall be governed by and construed in accordance with English law.

The Parties have executed this Amendment the day and year first before written.

Schedule 1

Finance Parties

Facility Agent

KfW IPEX-Bank GmbH

Hermes Agent

KfW IPEX-Bank GmbH

Mandated Lead Arrangers

KfW IPEX-Bank GmbH as Initial Mandated Lead Arranger

together with:

Bayerische Landesbank Munich

BNP Paribas Fortis S.A./N.V.

Commerzbank AG, New York Branch

DZ BANK AG, New York Branch

Skandinaviska Enskilda Banken AB (publ)

Lenders

Lender	Existing Commitment Percentage	Existing Commitment (EUR)	Increase in Commitment Percentage	Increase in Commitment (if any) (EUR)	Total Commitment Percentage	Total Commitment (EUR)
KfW IPEX-Bank GmbH	46.117576641%	358,568,770.14	57.802921467%	32,363,277.70	46.902521520%	390,932,047.84
Bayerische Landesbank Munich	8.764008619%	68,141,043.41	8.764008627%	4,906,880.79	8.764008619%	73,047,924.20
BNP Paribas Fortis S.A./N.V.	12.983716472%	100,949,693.94	24.669061280%	13,811,960.72	13.768661349%	114,761,654.66
Commerzbank AG, New York Branch	11.685344825%	90,854,724.55	0.000000000%	-	10.900399946%	90,854,724.55
DZ BANK AG, New York Branch	8.764008619%	68,141,043.41	8.764008627%	4,906,880.79	8.764008619%	73,047,924.20
Skandinaviska Enskilda Banken AB (publ)	11.685344825%	90,854,724.55	0.000000000%	-	10.900399946%	90,854,724.55
Total	100.00000000%	777,510,000.00	100.00000000%	55,989,000.00	100.00000000%	833,499,000.00

Schedule 2

Form of Amendment Effective Date confirmation – Hull S-713

To:	Royal Caribbean Cruises Ltd.

To:	KfW

"ODYSSEY OF THE SEAS" (Hull S-713)

We, KfW IPEX-Bank GmbH, refer to amendment no. 6 dated [●] 2021 (the Amendment) relating to a credit agreement dated as of 13 November 2015 (as previously amended, supplemented and/or restated from time to time) (the Credit Agreement) made between (among others) the above named Royal Caribbean Cruises Ltd. as the Borrower, the financial institutions listed in it as the Lenders and ourselves as the Hermes Agent and the Facility Agent in respect of a loan to the Borrower from the Lenders of up to the Maximum Loan Amount (as defined in the Credit Agreement).

We hereby confirm that all conditions precedent referred to in clause 3.1 of the Amendment have been satisfied. In accordance with clause 3 of the Amendment, the Amendment Effective Date is the date of this confirmation and the amendment and restatement of the Credit Agreement in accordance with the Amendment is now effective.

Dated: 2021

Signed:
For and on behalf of
KfW IPEX-Bank GmbH
(as Facility Agent)

Schedule 3

Amendments to the Credit Agreement

1.	Recital (B) shall be deleted and replaced with the following:

“The Lenders have agreed to make available to the Borrower, upon the terms and conditions contained herein, a US dollar loan facility calculated on the amount (the “Maximum Loan Amount” (being comprised of the Original Loan Amount and the Increase Loan Amount)) equal to (x) eighty per cent (80%) of the Contract Price (as defined below) of the Purchased Vessel (as defined below), as adjusted from time to time in accordance with the Construction Contract to reflect, among other adjustments, change orders, but which Contract Price shall not exceed for this purpose EUR 1,015,000,000 (the “Contract Price Proceeds”), plus (y) 100% of the Hermes Fee (as defined below) (the “Hermes Fee Proceeds”) and being made available in the US Dollar Equivalent of that Maximum Loan Amount. The Lenders have also (but without increasing the Maximum Loan Amount and the Commitment of each Lender) agreed to make available to the Borrower, upon the terms and conditions contained herein, a US dollar loan facility in the amount equal to the aggregate of the principal portion of the repayment instalments of the Loan payable on the Repayment Dates (as defined below) falling during the Advanced Loan Deferral Period (as defined below) (the “Deferred Tranche Maximum Loan Amount”);”

2.	A new definition of “Amendment Number Six” shall be added in Section 1.1 as follows:

““Amendment Number Six” means the amendment agreement dated March 2021 pursuant to which this Agreement was amended.”

3.	In the definition of “Buyer’s Allowance” in Section 1.1, the reference to “EUR 70,000,000” shall be deleted and replaced by “EUR 100,000,000”.

4.	The definition of “Floating Rate Margin” in Section 1.1. shall be deleted and replaced with the following:

““Floating Rate Margin” means for each Interest Period in respect of:

(a)	the Original Loan Amount portion of any Floating Rate Loan (but for this purpose excluding any drawn portion of the Deferred Tranche), the Original Floating Rate Margin;

(b)	the Increase Loan Amount portion of any Floating Rate Loan (but for this purpose excluding any drawn portion of the Deferred Tranche), the sum of (i) the Original Floating Rate Margin and (ii) 0.20%; and

(c)	the Deferred Tranche, the sum of (i) the Original Floating Rate Margin and (ii) 0.20%.”

5.	A new definition of “Additional Hermes Fee” shall be added in Section 1.1 as follows:

“Additional Hermes Fee” means the additional premium payable to Hermes under and in respect of the amendment to the Hermes Insurance Policy in connection with Amendment Number Six.

6.	The definition of “Hermes Fee” shall be deleted an replaced with the following:

““Hermes Fee” means the Original Hermes Fee and the Additional Hermes Fee.”

7.	A definition of “Increased Loan Amount” shall be added in Section 1.1 as follows:

““Increased Loan Amount” means the increase in the amount of the Maximum Loan Amount pursuant to Amendment Number Six, namely EUR 55,989,000.00.”

8.	In the definition of “Loan Documents” in Section 1.1, the words “Amendment Number Six,” shall be added after the words “Amendment Number Five,”.

9.	A definition of “Original Hermes Fee” shall be added in Section 1.1 as follows:

““Original Hermes Fee” means the premium payable to Hermes under and in respect of the Hermes Insurance Policy with respect to the Original Loan Amount.”

10.	A definition of “Original Loan Amount” shall be added in Section 1.1 as follows:

““Original Loan Amount” means the Maximum Loan Amount immediately prior to the Amendment Effective Date (as defined in Amendment Number Six) under Amendment Number Six.”

11.	Section 2.2(a) shall be replaced and replaced with the following:

“Each Lender will make its portion of the relevant part of the Loan available to the Borrower in accordance with Section 2.5 either (i) two (2) Business Days prior to the delivery of the Purchased Vessel to the Borrower under the Construction Contract or (ii) on the relevant Repayment Date falling during the Advanced Loan Deferral Period in the case of the Deferred Tranche. The commitment of each Lender described in this Section 2.2 (herein referred to as its “Commitment”) shall be the commitment of such Lender to make available to the Borrower its portion of (y) the Loan (excluding for this purpose the Deferred Tranche) and (z) the Deferred Tranche. The Commitment referred to in paragraph (y) above is expressed as the relevant amount set forth opposite such Lender’s name in the “Total Commitment (EUR)” column of Schedule 1 of Amendment Number Six. The Commitment referred to in paragraph (z) above is expressed as that Lender’s Percentage of the amount of the Deferred Tranche, being the relevant percentage set forth opposite such Lender’s name in the “Total Commitment Percentage” column of Schedule 1 of Amendment Number Six. If any Lender becomes a Lender pursuant to an assignment pursuant to Section 11.11.1, its Commitment shall be the aggregate of (A) the amount set forth as such Lender’s Commitment in the related Lender Assignment Agreement and (B) its Percentage of the amount of the Deferred Tranche as at the Deferred Tranche Effective Date calculated by reference to the Percentage set forth as such Lender’s Commitment in the related Lender Assignment Agreement. In each case, as such amount may be reduced from time to time pursuant to Section 2.3 or reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.11.1.”

12.	In Section 3.1(a) the reference to “Exhibit M” shall be deleted and replaced by “Exhibit N”.

13.	Section 11.13.1(b) shall be deleted and replaced with the following:

“The Original Hermes Fee will equal 2.37% of the aggregate principal amount of the Loan as at the Delivery Date. The Additional Hermes Fee will equal 5.48% of the Increase Loan Amount.”.

14.	The reference to “Hermes Fee” in Sections 11.13.1(c)(i) and 11.13.1(c)(ii) shall be deleted and replaced with the reference to “Original Hermes Fee”.

15.	Section 11.13.1(c)(ii) shall be deleted and replaced with the following:

“the Additional Hermes Fee and the balance of the Hermes Fee (being the amount thereof under paragraph (b) above less the First Fee) (“Second Fee”) will be payable in Dollars to the Hermes Agent or Hermes on the Delivery Date;”.

16.	Exhibit N shall be deleted and replaced with the Repayment Schedules set out in Schedule 5.

Schedule 4

Form of Guarantor Confirmation Certificate

[Insert name of relevant Guarantor here]

GUARANTOR’S CERTIFICATE

[●], 2021

This Certificate is delivered on behalf of [Insert name of relevant Guarantor entity here] (the Guarantor)], a [company][corporation] incorporated in [●].

[I][We], [insert name of the authorized officers/directors], the undersigned, in [my][our] capacity as [[a] duly authorized officer[s]] [or][director] of the Guarantor and not in any individual capacity, do hereby confirm in relation to the Credit Agreement dated 13 November 2015 (the Agreement) in respect of m.v. Odyssey of the Seas (Hull S.713) (as amended from time to time) as follows:

1.	Unless otherwise defined in this Certificate, words and expressions defined in the Agreements shall have the meanings when used in this Certificate.

2.	The Guarantor is a guarantor under the Agreement.

3.	[I][We] hereby acknowledge on behalf of the Guarantor that the Agreement shall be amended pursuant to an amendment agreement (the Vessel Loan Amendment) in order to record the agreement of the respective parties to increase the Total Commitments in an amount of EUR[●].

This Certificate is one of the “certificates” required to be provided pursuant to clause 3.1(b) of the Vessel Loan Amendment and in the context of the requirements of clause 3.1(b) of the Vessel Loan Amendment, [I][we] hereby further acknowledge and confirm on behalf of the Guarantor the following:

a.	the amendments contemplated in the Vessel Loan Amendment and the contents thereof are approved;

b.	the Guarantee given by the Guarantor in the Agreement and each other Loan Document (as defined in the Agreement) to which the Guarantor is a party shall remain and continue in full force and effect notwithstanding the amendment of the Agreement pursuant to the Vessel Loan Amendment;

c.	the Guarantee given by the Guarantor in the Agreement shall extend to any new obligations assumed by the Borrower under the Agreement as amended by the Vessel Loan Amendment; and

d.	continuing to guarantee the amended obligations of the Borrower under the Agreement as amended by the Vessel Loan Amendment does not cause any borrowing, guaranteeing or similar limit binding on the Guarantor to be exceeded.

4.	[I][We] hereby confirm that:

a.	the copy of the certificate or articles of incorporation, formation or organization or other comparable organizational document of the Guarantor (collectively, the Organizational Documents); and

b.

the by-laws or operating, management or similar agreements of the Guarantor (collectively, the Operating Documents),

in each case, appended to the Secretary’s Certificate dated 21 December 2020 (the Original Secretary’s Certificate) remain true and correct on the date of this Certificate and have not been amended, modified or revoked and remain in full force and effect.

5.	[I][we] hereby represent and warrant on behalf of the Guarantor that [I][we] have the authority to sign this Certificate as evidenced by [●] of the Original Secretary’s Certificate (the Authorization). The Authorization has not been modified or rescinded and remains in full force and effect.

6.	[The Guarantor does not have its management or control in Liberia nor does it undertake any business activity in Liberia.

7.	Less than a majority of the shareholders of the Guarantor hereto by vote or value are resident in Liberia.][7 and 8 to be included in the Certificate for RCL Cruise Holdings LLC and RCI Holdings LLC only as Liberian entities]

8.	This Certificate shall be governed by and construed in accordance with New York law.

[Signature Pages Follow]

Schedule 5

Exhibit N – Repayment Schedules

Repayment Schedule – Loan (other than Deferred Tranche)

Payment [1] and [2] fall in the Deferral Period I

EURO (EUR)

No.	Repayment Dates	Balance	Principal
0	22-Mar-2021	833,499,000.00 €	- €
1	22-Sep-2021	798,769,875.00 €	34,729,125.00 €
2	22-Mar-2022	764,040,750.00 €	34,729,125.00 €
3	22-Sep-2022	729,311,625.00 €	34,729,125.00 €
4	22-Mar-2023	694,582,500.00 €	34,729,125.00 €
5	22-Sep-2023	659,853,375.00 €	34,729,125.00 €
6	22-Mar-2024	625,124,250.00 €	34,729,125.00 €
7	22-Sep-2024	590,395,125.00 €	34,729,125.00 €
8	22-Mar-2025	555,666,000.00 €	34,729,125.00 €
9	22-Sep-2025	520,936,875.00 €	34,729,125.00 €
10	22-Mar-2026	486,207,750.00 €	34,729,125.00 €
11	22-Sep-2026	451,478,625.00 €	34,729,125.00 €
12	22-Mar-2027	416,749,500.00 €	34,729,125.00 €
13	22-Sep-2027	382,020,375.00 €	34,729,125.00 €
14	22-Mar-2028	347,291,250.00 €	34,729,125.00 €
15	22-Sep-2028	312,562,125.00 €	34,729,125.00 €
16	22-Mar-2029	277,833,000.00 €	34,729,125.00 €
17	22-Sep-2029	243,103,875.00 €	34,729,125.00 €
18	22-Mar-2030	208,374,750.00 €	34,729,125.00 €
19	22-Sep-2030	173,645,625.00 €	34,729,125.00 €
20	22-Mar-2031	138,916,500.00 €	34,729,125.00 €
21	22-Sep-2031	104,187,375.00 €	34,729,125.00 €
22	22-Mar-2032	69,458,250.00 €	34,729,125.00 €
23	22-Sep-2032	34,729,125.00 €	34,729,125.00 €
24	22-Mar-2033	- €	34,729,125.00 €
833,499,000.00 €

Repayment Schedule – Deferred Tranche I

EURO (EUR)

No.	Repayment Dates	Balance	Principal
0	22-Sep-2021	34,729,125.00 €	- €
0	22-Mar-2022	69,458,250.00 €	- €
1	22-Sep-2022	62,512,425.00 €	6,945,825.00 €
2	22-Mar-2023	55,566,600.00 €	6,945,825.00 €
3	22-Sep-2023	48,620,775.00 €	6,945,825.00 €
4	22-Mar-2024	41,674,950.00 €	6,945,825.00 €
5	22-Sep-2024	34,729,125.00 €	6,945,825.00 €
6	22-Mar-2025	27,783,300.00 €	6,945,825.00 €
7	22-Sep-2025	20,837,475.00 €	6,945,825.00 €
8	22-Mar-2026	13,891,650.00 €	6,945,825.00 €
9	22-Sep-2026	6,945,825.00 €	6,945,825.00 €
10	22-Mar-2027	- €	6,945,825.00 €
69,458,250.00 €

SIGNATORIES
Amendment No. 6 in respect of Hull S-713

Borrower

Royal Caribbean Cruises Ltd.	)	/s/ JASON LIBERTY
Name: Jason Liberty	)
Title: Chief Financial Officer	)

Facility Agent

KfW IPEX-Bank GmbH	)
Name: Delphine Deroche	)	/s/ DELPHINE DEROCHE
Title: Director	)
Name: Grit Zierau	)	/s/ GRIT ZIERAU
Title: Assistant Vice President

Hermes Agent

KfW IPEX-Bank GmbH	)
Name: Delphine Deroche	)	/s/ DELPHINE DEROCHE
Title: Director	)
Name: Grit Zierau	)	/s/ GRIT ZIERAU
Title: Assistant Vice President

Mandated Lead Arrangers

KfW IPEX-Bank GmbH	)
Name: Delphine Deroche	)	/s/ DELPHINE DEROCHE
Title: Director	)
Name: Grit Zierau	)	/s/ GRIT ZIERAU
Title: Assistant Vice President

Bayerische Landesbank Munich	)
Name: P.G. Ruprecht and Doris Pollner	)	/s/ P.G. RUPRECHT
Title:	)	/s/ DORIS POLLNER

BNP Paribas Fortis S.A./N.V.	)
Name: Xavier Coulie	)	/s/ XAVIER COULIE
Title: Specialised Finance Belgium	)
Name: Pascal Gilliard	)	/s/ PASCAL GILLIARD
Title: Head of Capital Markets EMEA, Capital Banking	)

Commerzbank AG, New York Branch	)
Name: Christina Serrano and Bianca Notari	)	/s/ CHRISTINA SERRANO
Title:	)	/s/ BIANCA NOTARI

[Signature Page to Amendment No. 6 - Hull S-713]

DZ BANK AG, New York Branch	)
Name: Steffen Philipp	)	/s/ STEFFEN PHILIPP
Title: Senior Vice President	)
Name: Maximilian Bos	)	/s/ MAXIMILIAN BOS
Title: Vice President	)

Skandinaviska Enskilda Banken AB (publ))
Name: Malcolm Stonehouse	)	/s/ MALCOLM STONEHOUSE
Title: Client Executive	)
Name: Glenn Francis	)	/s/ GLENN FRANCIS
Title: Head of Corporate Banking, SEB UK	)

Lenders

KfW IPEX-Bank GmbH	)
Name: Delphine Deroche	)	/s/ DELPHINE DEROCHE
Title: Director	)
Name: Grit Zierau	)	/s/ GRIT ZIERAU
Title: Assistant Vice President

Bayerische Landesbank Munich	)
Name: P.G. Ruprecht and Doris Pollner	)	l/s/ P.G. RUPRECHT
Title:	)	/s/ DORIS POLLNER

BNP Paribas Fortis S.A./N.V.	)
Name: Xavier Coulie	)	/s/ XAVIER COULIE
Title: Specialised Finance Belgium	)
Name: Pascal Gilliard	)	/s/ PASCAL GILLIARD
Title: Head of Capital Markets EMEA, Capital Banking	)

Commerzbank AG, New York Branch	)
Name: Christina Serrano and Bianca Notari	)	l/s/ CHRISTINA SERRANO
Title:	)	/s/ BIANCA NOTARI

DZ BANK AG, New York Branch	)
Name: Steffen Philipp	)	/s/ STEFFEN PHILIPP
Title: Senior Vice President	)
Name: Maximilian Bos	)	/s/ MAXIMILIAN BOS
Title: Vice President	)

Skandinaviska Enskilda Banken AB (publ))
Name: Malcolm Stonehouse	)	/s/ MALCOLM STONEHOUSE
Title: Client Executive	)
Name: Glenn Francis	)	/s/ GLENN FRANCIS
Title:Head of Corporate Banking, SEB UK	)

[Signature Page to Amendment No. 6 - Hull S-713]